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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) April 18, 2000

                               IBM CREDIT CORPORATION
                 __________________________________________________
                 (Exact Name of Registrant as Specified in Charter)


                 Delaware                 1-8175            22-2351962
          ____________________________  _____________  ___________________
          (State or Other Jurisdiction  Commission     (IRS Employer
           of Incorporation)            File Number)   Identification No.)

          North Castle Drive, MS NCA-306
                  Armonk, New York                     10504-1785
          __________________________________________   ___________
            (Address of Principal Executive Offices)   (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                                   Not Applicable

          _____________________________________________________________
          (Former Name or Former Address, if changed Since Last Report)








          Item 5.  Other Events

          The Registrant's press release dated April 18, 2000, regarding its financial results and selected balance sheet information as of and for the fiscal year ended December 31, 1999, is attached.

          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                               IBM CREDIT CORPORATION
                                                (Registrant)

                                               By:




                                               __________________________
                                               Name:  Paula L. Summa
          Date: April 18, 2000                 Title: Vice President,
                                               Finance, and Chief Financial
                                               Officer and Director

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                                                                  Contact:
          Carol J. Blaszczynski

               IBM Credit Corporation

               914-765-6647

               blaszcar@us.ibm.com


             IBM CREDIT CORPORATION REPORTS 2000 FIRST-QUARTER  RESULTS



               NORTH CASTLE, New York, April 18, 2000 . . . IBM Credit

          Corporation today reported first-quarter 2000 net earnings of

          $96.7 million, an increase of 6 percent, compared with $91.3 million for the same 1999 period.  The return on average equity was 16.9  percent, compared with 18.3 percent in the first quarter of 1999.

               In the first quarter of 2000, new customer financing

          originations*  for acquisition of information technology products and services decreased 23 percent to $1.0 billion, compared with

          $1.3 billion in the first quarter of 1999.  New commercial financing originations,  providing working capital for inventory and accounts receivable financing, decreased by 15 percent to

          $2.8 billion in the first quarter of 2000, compared with $3.3 billion for the same 1999 period.

               At March 31, 2000, total assets were $14.9 billion, compared with $16.3 billion at December 31, 1999, a decrease of 9 percent.

          Retained earnings at March 31, 2000, were $1.9 billion, compared with $1.8 billion at December 31, 1999, an increase of 6 percent.





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                    IBM Credit Corporation in the United States is part of

          the worldwide IBM Global Financing organization.  With more than

          $40 billion in new financing originations in 1999, IBM Global

          Financing offers businesses of all sizes leasing and financing solutions for IBM and non-IBM hardware, software and services.

          Serving customers in more than 40 countries, IBM Global Financing provides a broad array of asset management services.  In

          addition, IBM Global Financing provides flexible commercial financing offerings for inventory, accounts receivable and acquisition financing to resellers and remarketers.  Visit the

          IBM Global Financing home page at www.ibm.com/financing.

          Forward-Looking and Cautionary Statements

               Except for the historical information and discussions

          contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the

          Private Securities Litigation Reform Act of 1995.  These

          statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and

          Exchange Commission.

          *New customer financing originations reflect assets either owned or managed by IBM Credit Corporation.